AMERICAN
EXPRESS
ANNUITIES(R)


AMERICAN EXPRESS

PLATINUM

VARIABLE ANNUITY(R)


2001 ANNUAL REPORT


[AMERICAN EXPRESS(R) LOGO]

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT -
AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY(R)

ANNUAL FINANCIAL INFORMATION


REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the individual statements of assets and liabilities of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Platinum Variable Annuity(R) (comprised of subaccounts ESI, EMS, EIA, EMG, EGD, ECA, EIN, EVA, EDS, ECO, ESR, EGS, EGC, EST, EPG, EPI, EPT, ECV, EIB and EBC) as of December 31, 2001, and the related statements of operations and the statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Platinum Variable Annuity(R) at December 31, 2001, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


ERNST & YOUNG LLP


Minneapolis, Minnesota
March 22, 2002

STATEMENTS OF ASSETS AND LIABILITIES

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                            -------------------------------------------------------------------
DECEMBER 31, 2001                                               ESI           EMS           EIA           EMG           EGD
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                 $13,766,541   $10,636,787   $ 5,093,691   $13,404,266   $ 6,418,939
                                                            -------------------------------------------------------------------
    at market value                                         $13,100,494   $10,636,500   $ 5,000,906   $11,280,845   $ 5,323,764
Dividends receivable                                             61,562        17,272        46,833            --            --
Accounts receivable from American Enterprise Life
    for contract purchase payments                                   --            --         6,993            --        52,906
Receivable from mutual funds and portfolios
    for share redemptions                                            --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                                 13,162,056    10,653,772     5,054,732    11,280,845     5,376,670
===============================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                               14,023        12,144         5,502        11,995         5,654
    Issue and administrative fee                                  1,683         1,457           660         1,439           678
    Contract terminations                                        24,012        14,931            --           268            --
Payable to mutual funds and portfolios
    for investments purchased                                        --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                39,718        28,532         6,162        13,702         6,332
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period    13,108,485    10,625,231     5,048,570    11,254,761     5,370,338
Net assets applicable to contracts in payment period             13,853             9            --        12,382            --
===============================================================================================================================
Total net assets                                            $13,122,338   $10,625,240   $ 5,048,570   $11,267,143   $ 5,370,338
===============================================================================================================================
Accumulation units outstanding                                8,923,249     8,408,678     5,448,890     6,403,672     4,236,699
===============================================================================================================================
Net asset value per accumulation unit                       $      1.47   $      1.26   $      0.93   $      1.76   $      1.27
===============================================================================================================================


                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                            -------------------------------------------------------------------
December 31, 2001                                               ECA           EIN           EVA           EDS           ECO
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                 $ 5,732,675   $ 4,987,484   $18,489,891   $   784,831   $    23,895
                                                            -------------------------------------------------------------------
    at market value                                         $ 4,056,971   $ 3,510,181   $14,616,875   $   631,808   $    23,790
Dividends receivable                                                 --            --            --            --            --
Accounts receivable from American Enterprise Life
    for contract purchase payments                                   --            --         2,154            --            --
Receivable from mutual funds and portfolios
    for share redemptions                                         7,220         4,438        17,395           749            29
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                                  4,064,191     3,514,619    14,636,424       632,557        23,819
===============================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                                4,258         3,709        15,531           669            26
    Issue and administrative fee                                    511           445         1,864            80             3
    Contract terminations                                         2,451           284            --            --            --
Payable to mutual funds and portfolios
    for investments purchased                                        --            --         2,154            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 7,220         4,438        19,549           749            29
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period     4,056,971     3,509,441    14,606,089       631,808        23,790
Net assets applicable to contracts in payment period                 --           740        10,786            --            --
===============================================================================================================================
Total net assets                                            $ 4,056,971   $ 3,510,181   $14,616,875   $   631,808   $    23,790
===============================================================================================================================
Accumulation units outstanding                                4,269,369     3,616,046    11,706,176       725,492        20,065
===============================================================================================================================
Net asset value per accumulation unit                       $      0.95   $      0.97   $      1.25   $      0.87   $      1.19
===============================================================================================================================

See accompanying notes to financial statements.

                                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                                                  --------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                        ESR          EGS          EGC          EST
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                                       $  505,773   $  275,914   $  626,055   $  264,522
                                                                                  --------------------------------------------------
    at market value                                                               $  356,909   $  204,197   $  520,656   $  257,566
Dividends receivable                                                                      --           --           --           --
Accounts receivable from American Enterprise Life for contract purchase payments          --           --           --           --
Receivable from mutual funds and portfolios for share redemptions                        423          243          619          309
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                         357,332      204,440      521,275      257,875
====================================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                                                       378          217          553          276
    Issue and administrative fee                                                          45           26           66           33
    Contract terminations                                                                 --           --           --           --
Payable to mutual funds and portfolios for investments purchased                          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                        423          243          619          309
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period                            356,909      204,197      520,656      257,566
Net assets applicable to contracts in payment period                                      --           --           --           --
====================================================================================================================================
Total net assets                                                                  $  356,909   $  204,197   $  520,656   $  257,566
====================================================================================================================================
Accumulation units outstanding                                                       433,646      158,156      591,308      237,533
====================================================================================================================================
Net asset value per accumulation unit                                             $     0.82   $     1.29   $     0.88   $     1.08
====================================================================================================================================

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                                  ------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                                        EPG          EPI          EPT
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                                       $8,106,342   $   59,351   $1,020,020
                                                                                  ------------------------------------
    at market value                                                               $7,289,538   $   46,627   $  716,724
Dividends receivable                                                                      --           --           --
Accounts receivable from American Enterprise Life for contract purchase payments       5,678           --        2,961
Receivable from mutual funds and portfolios for share redemptions                      8,628           56          830
----------------------------------------------------------------------------------------------------------------------
Total assets                                                                       7,303,844       46,683      720,515
======================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                                                     7,704           50          741
    Issue and administrative fee                                                         924            6           89
    Contract terminations                                                                 --           --           --
Payable to mutual funds and portfolios for investments purchased                       5,678           --        2,961
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     14,306           56        3,791
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period                          7,289,538       46,627      716,724
Net assets applicable to contracts in payment period                                      --           --           --
======================================================================================================================
Total net assets                                                                  $7,289,538   $   46,627   $  716,724
======================================================================================================================
Accumulation units outstanding                                                     6,280,095       55,398      781,502
======================================================================================================================
Net asset value per accumulation unit                                             $     1.16   $     0.84   $     0.92
======================================================================================================================

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                    ESI            EMS            EIA            EMG            EGD
INVESTMENT INCOME
Dividend income from mutual funds and portfolios           $    873,779   $    378,788   $    157,932   $    303,701   $     11,728
Variable account expenses                                       191,594        158,115         19,947        170,766         72,057
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 682,185        220,673        137,985        132,935        (60,329)
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments
    in mutual funds and portfolios:
    Proceeds from sales                                       2,569,776     41,072,518      1,385,195      1,458,764        704,989
    Cost of investments sold                                  2,699,735     41,073,614      1,447,362      1,710,163        831,932
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments               (129,959)        (1,096)       (62,167)      (251,399)      (126,943)
Distributions from capital gains                                     --             --             --             --             --
Net change in unrealized appreciation
    or depreciation of investments                              249,511            605        (42,466)    (1,510,673)      (844,510)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                  119,552           (491)      (104,633)    (1,762,072)      (971,453)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                              $    801,737   $    220,182   $     33,352   $ (1,629,137)  $ (1,031,782)
====================================================================================================================================

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                           ------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                    ECA            EIN            EVA            EDS            ECO
INVESTMENT INCOME
Dividend income from mutual funds and portfolios           $         --   $     11,922   $     19,660   $      2,733   $         17
Variable account expenses                                        50,273         54,877        217,189         10,138            336
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 (50,273)       (42,955)      (197,529)        (7,405)          (319)
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments
    in mutual funds and portfolios:
    Proceeds from sales                                       1,047,853        339,323      1,556,379        144,955          1,654
    Cost of investments sold                                  1,483,458        462,150      1,923,516        183,711          1,699
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments               (435,605)      (122,827)      (367,137)       (38,756)           (45)
Distributions from capital gains                                330,973         93,452        295,322             --             --
Net change in unrealized appreciation
    or depreciation of investments                             (838,506)    (1,086,458)    (2,143,123)       (85,277)          (350)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                 (943,138)    (1,115,833)    (2,214,938)      (124,033)          (395)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                              $   (993,411)  $ (1,158,788)  $ (2,412,467)  $   (131,438)  $       (714)
====================================================================================================================================

                                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                                              ------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                                          ESR           EGS           EGC           EST
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                              $       260   $     1,519   $     3,574   $     6,516
Variable account expenses                                                           5,719         2,958         8,267         3,769
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    (5,459)       (1,439)       (4,693)        2,747
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of investments in mutual funds and portfolios:
    Proceeds from sales                                                            56,371         9,601       133,192        64,334
    Cost of investments sold                                                       71,946        13,143       164,756        64,165
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                  (15,575)       (3,542)      (31,564)          169
Distributions from capital gains                                                       --        28,159            --         9,680
Net change in unrealized appreciation or depreciation of investments              (95,419)      (54,093)      (48,248)       (3,105)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   (110,994)      (29,476)      (79,812)        6,744
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $  (116,453)  $   (30,915)  $   (84,505)  $     9,491
====================================================================================================================================

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                              ---------------------------------------

YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                                          EPG           EPI           EPT

INVESTMENT INCOME
Dividend income from mutual funds and portfolios                              $   125,528   $       964   $        --
Variable account expenses                                                         109,149         1,434         8,016
---------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    16,379          (470)       (8,016)
=====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of investments in mutual funds and portfolios:
    Proceeds from sales                                                         1,333,450       113,679        75,516
    Cost of investments sold                                                    1,477,632       140,914       116,790
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                 (144,182)      (27,235)      (41,274)
Distributions from capital gains                                                   92,544         5,811        61,059
Net change in unrealized appreciation or depreciation of investments             (612,644)      (19,863)     (237,759)
---------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   (664,282)      (41,287)     (217,974)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $  (647,903)  $   (41,757)  $  (225,990)
=====================================================================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                  ----------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                          ESI           EMS           EIA           EMG           EGD           ECA
OPERATIONS
Investment income (loss) -- net                   $   682,185   $   220,673   $   137,985   $   132,935   $   (60,329)  $   (50,273)
Net realized gain (loss) on sales of investments     (129,959)       (1,096)      (62,167)     (251,399)     (126,943)     (435,605)
Distributions from capital gains                           --            --            --            --            --       330,973
Net change in unrealized appreciation
    or depreciation of investments                    249,511           605       (42,466)   (1,510,673)     (844,510)     (838,506)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                         801,737       220,182        33,352    (1,629,137)   (1,031,782)     (993,411)
====================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                            392,694     2,036,753       137,071       245,783       412,497       372,709
Net transfers(1)                                      135,621     5,157,424     4,550,790       226,139       641,651     1,171,359
Annuity payments                                       (1,075)           --            --          (958)           --            --
Contract terminations:
    Surrender benefits and contract charges        (1,253,230)   (2,250,927)     (154,070)   (1,014,692)     (362,349)     (226,278)
    Death benefits                                   (110,742)           --       (16,699)      (90,152)      (25,717)      (81,878)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (836,732)    4,943,250     4,517,092      (633,880)      666,082     1,235,912
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    13,157,333     5,461,808       498,126    13,530,160     5,736,038     3,814,470
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $13,122,338   $10,625,240   $ 5,048,570   $11,267,143   $ 5,370,338   $ 4,056,971
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              9,498,099     4,421,199       556,413     6,779,113     3,716,997     3,036,648
Contract purchase payments                            276,188     1,634,378       146,104       129,127       308,358       339,739
Net transfers(1)                                       98,081     4,127,361     4,931,566       104,521       509,304     1,189,779
Contract terminations:
    Surrender benefits and contract charges          (872,057)   (1,774,260)     (166,913)     (559,161)     (277,964)     (220,101)
    Death benefits                                    (77,062)           --       (18,280)      (49,928)      (19,996)      (76,696)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    8,923,249     8,408,678     5,448,890     6,403,672     4,236,699     4,269,369
====================================================================================================================================

                                                               SEGREGATED ASSET SUBACCOUNTS
                                                  ------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                          EIN           EVA           EDS           ECO
OPERATIONS
Investment income (loss) -- net                   $   (42,955)  $  (197,529)  $    (7,405)  $      (319)
Net realized gain (loss) on sales of investments     (122,827)     (367,137)      (38,756)          (45)
Distributions from capital gains                       93,452       295,322            --            --
Net change in unrealized appreciation
    or depreciation of investments                 (1,086,458)   (2,143,123)      (85,277)         (350)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                      (1,158,788)   (2,412,467)     (131,438)         (714)
========================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                             69,718       865,222         3,308           964
Net transfers(1)                                      457,527       864,697       (17,961)         (122)
Annuity payments                                           --            --            --            --
Contract terminations:
    Surrender benefits and contract charges          (366,275)   (1,148,011)      (80,377)       (1,195)
    Death benefits                                    (13,479)     (108,123)           --            --
--------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        147,491       473,785       (95,030)         (353)
--------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     4,521,478    16,555,557       858,276        24,857
--------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 3,510,181   $14,616,875   $   631,808   $    23,790
========================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              3,509,583    11,388,451       842,833        20,356
Contract purchase payments                             61,478       638,851         3,345           841
Net transfers(1)                                      401,807       655,377       (26,079)         (105)
Contract terminations:
    Surrender benefits and contract charges          (343,879)     (893,851)      (94,607)       (1,027)
    Death benefits                                    (12,943)      (82,652)           --            --
--------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    3,616,046    11,706,176       725,492        20,065
========================================================================================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                      -----------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                                  ESR           EGS           EGC           EST
OPERATIONS
Investment income (loss) -- net                                       $    (5,459)  $    (1,439)  $    (4,693)  $     2,747
Net realized gain (loss) on sales of investments                          (15,575)       (3,542)      (31,564)          169
Distributions from capital gains                                               --        28,159            --         9,680
Net change in unrealized appreciation or depreciation of investments      (95,419)      (54,093)      (48,248)       (3,105)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          (116,453)      (30,915)      (84,505)        9,491
===========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                                 23,594         1,499         3,391            --
Net transfers(1)                                                           45,013         9,403         4,848        18,047
Annuity payments                                                               --            --            --            --
Contract terminations:
    Surrender benefits and contract charges                               (51,654)       (6,846)      (78,990)      (51,177)
    Death benefits                                                             --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                             16,953         4,056       (70,751)      (33,130)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                           456,409       231,056       675,912       281,205
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                             $   356,909   $   204,197   $   520,656   $   257,566
===========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                    423,337       155,213       679,999       268,097
Contract purchase payments                                                 22,509         1,152         3,487            --
Net transfers(1)                                                           43,605         7,209        (1,006)       16,542
Contract terminations:
    Surrender benefits and contract charges                               (55,805)       (5,418)      (91,172)      (47,106)
    Death benefits                                                             --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                          433,646       158,156       591,308       237,533
===========================================================================================================================

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                                      ---------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                                  EPG           EPI           EPT
OPERATIONS
Investment income (loss) -- net                                       $    16,379   $      (470)  $    (8,016)
Net realized gain (loss) on sales of investments                         (144,182)      (27,235)      (41,274)
Distributions from capital gains                                           92,544         5,811        61,059
Net change in unrealized appreciation or depreciation of investments     (612,644)      (19,863)     (237,759)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          (647,903)      (41,757)     (225,990)
=============================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                                                224,947            20       151,448
Net transfers(1)                                                          105,267       (42,135)      245,880
Annuity payments                                                               --            --            --
Contract terminations:
    Surrender benefits and contract charges                              (574,474)      (56,756)      (17,838)
    Death benefits                                                       (148,921)           --            --
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                           (393,181)      (98,871)      379,490
-------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                         8,330,622       187,255       563,224
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                                             $ 7,289,538   $    46,627   $   716,724
=============================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                  6,615,802       173,698       402,506
Contract purchase payments                                                182,085            19       144,956
Net transfers(1)                                                           82,453       (48,597)      251,913
Contract terminations:
    Surrender benefits and contract charges                              (477,685)      (69,722)      (17,873)
    Death benefits                                                       (122,560)           --            --
-------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                        6,280,095        55,398       781,502
=============================================================================================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                -------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                        ESI           EMS           EIA           EMG           EGD
OPERATIONS
Investment income (loss) -- net                 $   658,719   $   135,974   $    20,973   $   979,539   $   348,747
Net realized gain (loss) on investments             (65,809)      (16,587)       (6,661)       80,782        72,536
Net change in unrealized appreciation or
    depreciation of investments                     (92,908)         (891)      (50,312)   (1,592,346)   (1,137,292)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                       500,002       118,496       (36,000)     (532,025)     (716,009)
===================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        1,127,304     5,658,273       326,400     1,208,930     1,763,702
Net transfers(1)                                  1,618,613      (995,418)      248,696     1,462,595     1,381,484
Annuity payments                                       (212)           --            --          (338)           --
Contract terminations:
    Surrender benefits and contract charges        (791,854)     (378,581)       (2,866)     (874,865)     (362,293)
    Death benefits                                 (116,821)      (54,981)      (45,830)     (124,332)      (15,459)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    1,837,030     4,229,293       526,400     1,671,990     2,767,434
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  10,820,301     1,114,019         7,726    12,390,195     3,684,613
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $13,157,333   $ 5,461,808   $   498,126   $13,530,160   $ 5,736,038
===================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            8,126,599       941,161         7,716     5,985,403     2,140,748
Contract purchase payments                          861,621     4,705,351       341,583       586,982     1,023,688
Net transfers(1)                                  1,214,069      (825,952)      263,592       705,526       781,895
Contract terminations:
    Surrender benefits and contract charges        (617,438)     (353,020)       (3,062)     (437,837)     (219,967)
    Death benefits                                  (86,752)      (46,341)      (53,416)      (60,961)       (9,367)
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  9,498,099     4,421,199       556,413     6,779,113     3,716,997
===================================================================================================================
                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                -------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                        ECA           EIN           EVA           EDS           ECO
OPERATIONS
Investment income (loss) -- net                 $    76,543   $   236,277   $   542,478   $     2,632   $      (126)
Net realized gain (loss) on investments               1,284        49,609        42,605          (191)          (33)
Net change in unrealized appreciation or
    depreciation of investments                    (846,955)   (1,895,511)   (3,424,581)      (71,257)          139
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                      (769,128)   (1,609,625)   (2,839,498)      (68,816)          (20)
===================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        2,834,957       696,388     6,093,634       578,143        23,075
Net transfers(1)                                  1,734,526       351,915     4,613,207       207,457           760
Annuity payments                                         --            --            --            --            --
Contract terminations:
    Surrender benefits and contract charges         (66,825)     (337,370)     (916,020)      (10,494)         (105)
    Death benefits                                       --       (33,215)      (93,774)           --            --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    4,502,658       677,718     9,697,047       775,106        23,730
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      80,940     5,453,385     9,698,008       151,986         1,147
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 3,814,470   $ 4,521,478   $16,555,557   $   858,276   $    24,857
===================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               56,612     3,074,254     5,637,595       134,584         1,007
Contract purchase payments                        1,956,362       439,809     3,621,414       530,748        18,769
Net transfers(1)                                  1,145,256       244,526     2,756,099       187,434           669
Contract terminations:
    Surrender benefits and contract charges        (121,582)     (227,374)     (568,924)       (9,933)          (89)
    Death benefits                                       --       (21,632)      (57,733)           --            --
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  3,036,648     3,509,583    11,388,451       842,833        20,356
===================================================================================================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                -------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)            ESR           EGS           EGC           EST           EPG
OPERATIONS
Investment income (loss) -- net                 $      (114)  $     6,916   $     5,079   $     6,471   $   540,701
Net realized gain (loss) on investments                (296)         (187)       (1,098)         (106)      (33,217)
Net change in unrealized appreciation or
    depreciation of investments                     (55,497)      (17,988)      (58,112)       (3,965)       48,627
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                       (55,907)      (11,259)      (54,131)        2,400       556,111
===================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           84,742       169,315       494,446        72,729     1,672,799
Net transfers(2)                                    278,768        71,803       207,246       164,028     1,560,008
Annuity payments                                         --            --            --            --            --
Contract terminations:
    Surrender benefits and contract charges          (2,635)         (209)       (8,958)       (3,474)     (524,588)
    Death benefits                                       --            --            --            --       (16,684)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      360,875       240,909       692,734       233,283     2,691,535
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     151,441         1,406        37,309        45,522     5,082,976
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $   456,409   $   231,056   $   675,912   $   281,205   $ 8,330,622
===================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              123,239           979        33,766        43,929     4,302,357
Contract purchase payments                           70,730       107,583       462,734        70,318     1,446,353
Net transfers(2)                                    231,567        46,795       192,190       157,180     1,330,062
Contract terminations:
    Surrender benefits and contract charges          (2,199)         (144)       (8,691)       (3,330)     (449,135)
    Death benefits                                       --            --            --            --       (13,835)
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    423,337       155,213       679,999       268,097     6,615,802
===================================================================================================================
                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                -------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)            EPI           EPT          ECV(1)        EIB(1)        EBC(1)
OPERATIONS
Investment income (loss) -- net                 $     1,870   $    (2,561)  $      (411)  $       318   $        58
Net realized gain (loss) on investments                (129)         (206)         (221)       (1,493)          606
Net change in unrealized appreciation or
    depreciation of investments                       6,978       (65,814)            3          (335)          (57)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                         8,719       (68,581)         (629)       (1,510)          607
===================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          161,954       339,856        44,737         4,194        10,422
Net transfers(2)                                     13,639       298,804       (45,149)       (3,843)      (11,915)
Annuity payments                                         --            --            --            --            --
Contract terminations:
    Surrender benefits and contract charges          (4,160)       (8,269)           (1)         (218)         (204)
    Death benefits                                       --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      171,433       630,391          (413)          133        (1,697)
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       7,103         1,414         1,042         1,377         1,090
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $   187,255   $   563,224           $--   $        --           $--
===================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                6,583           955         1,050         1,008           985
Contract purchase payments                          158,388       221,016        45,547         3,199         9,386
Net transfers(2)                                     12,629       185,877       (46,596)       (4,014)      (10,193)
Contract terminations:
    Surrender benefits and contract charges          (3,902)       (5,342)           (1)         (193)         (178)
    Death benefits                                       --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    173,698       402,506            --            --            --
===================================================================================================================

(1)  Subaccounts ECV, EIB and EBC became inactive as of Dec. 5, 2000.

(2)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

American Enterprise Variable Annuity Account (the Account) was established under Indiana law on July 15, 1987 and the subaccounts are registered together as a single unit investment trust of American Enterprise Life Insurance Company (American Enterprise Life) under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Account commenced on Feb. 21, 1995.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following mutual funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as diversified, open-end management investment companies and have the following investment managers.

SUBACCOUNT   INVESTS EXCLUSIVELY IN SHARES OF                                     INVESTMENT MANAGER
--------------------------------------------------------------------------------------------------------------------
ESI          AXP(R) Variable Portfolio - Bond Fund                                IDS Life Insurance Company (1)
EMS          AXP(R) Variable Portfolio - Cash Management Fund                     IDS Life Insurance Company (1)
EIA          AXP(R) Variable Portfolio - Extra Income Fund                        IDS Life Insurance Company (1)
EMG          AXP(R) Variable Portfolio - Managed Fund                             IDS Life Insurance Company (1)
EGD          AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                   IDS Life Insurance Company (1)
ECA          AIM V.I. Capital Appreciation Fund, Series I                         A I M Advisors, Inc.
EIN          AIM V.I. International Growth Fund, Series I                         A I M Advisors, Inc.
             (previously AIM V.I. International Equity Fund, Series I)
EVA          AIM V.I. Premier Equity Fund, Series I                               A I M Advisors, Inc.
             (previously AIM V.I. Value Fund, Series I)
EDS          Dreyfus VIF Disciplined Stock Portfolio                              The Dreyfus Corporation
ECO          Dreyfus VIF Small Company Stock Portfolio                            The Dreyfus Corporation
ESR          The Dreyfus Socially Responsible Growth Fund, Inc. -
             Initial Share Class                                                  The Dreyfus Corporation(2)
EGS          Oppenheimer Global Securities Fund/VA                                OppenheimerFunds, Inc.
EGC          Oppenheimer Main Street Growth & Income Fund/VA                      OppenheimerFunds, Inc.
EST          Oppenheimer Strategic Bond Fund/VA                                   OppenheimerFunds, Inc.
EPG          Putnam VT Growth and Income Fund - Class IB Shares                   Putnam Investment Management, LLC
EPI          Putnam VT International Growth and Income Fund - Class IB Shares     Putnam Investment Management, LLC
EPT          Putnam VT Vista Fund - Class IB Shares                               Putnam Investment Management, LLC
ECV(3)       Wright Catholic Values Equity Investment Portfolio                   Wright Investors' Service, Inc.
EIB(3)       Wright International Blue Chip Portfolio                             Wright Investors' Service, Inc.
EBC(3)       Wright Selected Blue Chip Portfolio                                  Wright Investors' Service, Inc.

(1)  American Express Financial Corporation (AEFC) is the investment adviser.

(2)  NCM Capital Management Group, Inc. is the subinvestment adviser.

(3)  Subaccounts ECV, EIB and EBC became inactive as of Dec. 5, 2000.

The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by American Enterprise Life.

American Enterprise Life issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

VARIABLE PAYOUT

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by American Enterprise Life and may result in additional amounts being transferred into the variable annuity account by American Enterprise Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES

American Enterprise Life is taxed as a life insurance company. The Account is treated as part of American Enterprise Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account.

3. VARIABLE ACCOUNT EXPENSES

American Enterprise Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. American Enterprise Life deducts a daily mortality and expense risk fee equal, on an annual basis, to a range from 1.05% to 1.25% of the average daily net assets of each subaccount, depending on the contract and death benefit option selected.

An enhanced death benefit rider is available on certain products and is deducted on a daily basis as part of the mortality and expense risk fee. This rider fee is equal, on an annual basis, to 0.20% of the average daily net assets of each subaccount.

American Enterprise Life also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by American Enterprise Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4. CONTRACT CHARGES

American Enterprise Life deducts a contract administrative charge of $30 to $40 per year depending upon the product selected. This charge reimburses American Enterprise Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

An optional benefit protector death benefit rider, benefit protector plus death benefit rider, guaranteed minimum income benefit rider and performance credit rider are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product's prospectus.

5. WITHDRAWAL CHARGES

American Enterprise Life will use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. A withdrawal charge of up to 8.5% may be deducted for withdrawals up to the first seven payment years following a purchase payment, as depicted in the withdrawal charge schedule included in the applicable product's prospectus. Charges by American Enterprise Life for withdrawals are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $1,749,013 in 2001 and $662,606 in 2000. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract withdrawal benefits paid by American Enterprise Life.

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to IDS Life Insurance Company (IDS Life) in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                       PERCENTAGE RANGE
---------------------------------------------------------------------------
AXP(R) Variable Portfolio - Bond Fund                      0.610% to 0.535%
AXP(R) Variable Portfolio - Cash Management Fund           0.510% to 0.440%
AXP(R) Variable Portfolio - Extra Income Fund              0.620% to 0.545%
AXP(R) Variable Portfolio - Managed Fund                   0.630% to 0.550%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)         0.630% to 0.570%

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.25% for each Fund.

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                       PERCENTAGE RANGE
---------------------------------------------------------------------------
AXP(R) Variable Portfolio - Bond Fund                      0.050% to 0.025%
AXP(R) Variable Portfolio - Cash Management Fund           0.030% to 0.020%
AXP(R) Variable Portfolio - Extra Income Fund              0.050% to 0.025%
AXP(R) Variable Portfolio - Managed Fund                   0.040% to 0.020%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)         0.050% to 0.030%

The AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

7. INVESTMENT IN SHARES

The subaccounts' investments in shares of the Funds as of Dec. 31, 2001 were as follows:

SUBACCOUNT  INVESTMENT                                                                  SHARES          NAV
------------------------------------------------------------------------------------------------------------
ESI         AXP(R) Variable Portfolio - Bond Fund                                      1,251,583      $10.47
EMS         AXP(R) Variable Portfolio - Cash Management Fund                          10,640,320        1.00
EIA         AXP(R) Variable Portfolio - Extra Income Fund                                760,923        6.57
EMG         AXP(R) Variable Portfolio - Managed Fund                                     731,593       15.42
EGD         AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                           333,392       15.97
ECA         AIM V.I. Capital Appreciation Fund, Series I                                 186,785       21.72
EIN         AIM V.I. International Growth Fund, Series I                                 235,425       14.91
            (previously AIM V.I. International Equity Fund, Series I)
EVA         AIM V.I. Premier Equity Fund, Series I                                       625,990       23.35
            (previously AIM V.I. Value Fund, Series I)
EDS         Dreyfus VIF Disciplined Stock Portfolio                                       30,245       20.89
ECO         Dreyfus VIF Small Company Stock Portfolio                                      1,337       17.79
ESR         The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Share Class      13,382       26.67
EGS         Oppenheimer Global Securities Fund/VA                                          8,940       22.84
EGC         Oppenheimer Main Street Growth and Income Fund/VA                             27,417       18.99
EST         Oppenheimer Strategic Bond Fund/VA                                            55,750        4.62
EPG         Putnam VT Growth and Income Fund - Class IB Shares                           310,987       23.44
EPI         Putnam VT International Growth and Income Fund - Class IB Shares               4,792        9.73
EPT         Putnam VT Vista Fund - Class IB Shares                                        63,203       11.34

8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2001 were as follows:

SUBACCOUNT    INVESTMENT    PURCHASES
------------------------------------------------------------------------------------------------------------

ESI         AXP(R) Variable Portfolio - Bond Fund                                                $ 2,471,180
EMS         AXP(R) Variable Portfolio - Cash Management Fund                                      46,163,200
EIA         AXP(R) Variable Portfolio - Extra Income Fund                                          6,001,416
EMG         AXP(R) Variable Portfolio - Managed Fund                                                 969,792
EGD         AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                                     1,289,160
ECA         AIM V.I. Capital Appreciation Fund, Series I                                           2,593,093
EIN         AIM V.I. International Growth Fund, Series I                                             540,458
            (previously AIM V.I. International Equity Fund, Series I)
EVA         AIM V.I. Premier Equity Fund, Series I                                                 2,193,549
            (previously AIM V.I. Value Fund, Series I)
EDS         Dreyfus VIF Disciplined Stock Portfolio                                                   42,520
ECO         Dreyfus VIF Small Company Stock Portfolio                                                    982
ESR         The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Share Class                  67,865
EGS         Oppenheimer Global Securities Fund/VA                                                     40,377
EGC         Oppenheimer Main Street Growth and Income Fund/VA                                         57,748
EST         Oppenheimer Strategic Bond Fund/VA                                                        43,631
EPG         Putnam VT Growth and Income Fund - Class IB Shares                                     1,060,382
EPI         Putnam VT International Growth and Income Fund - Class IB Shares                          20,149
EPT         Putnam VT Vista Fund - Class IB Shares                                                   515,395

9. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the subaccounts.

                                    ESI       EMS       EIA       EMG        EGD        ECA        EIN        EVA        EDS
                                  --------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value           $  1.38   $  1.24   $  0.90   $  1.99    $  1.54    $  1.26    $  1.29    $  1.45    $  1.02
------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit value           $  1.47   $  1.26   $  0.93   $  1.76    $  1.27    $  0.95    $  0.97    $  1.25    $  0.87
Units (000s)                        8,923     8,409     5,449     6,404      4,237      4,269      3,616     11,706        725
Net assets (000s)                 $13,122   $10,625   $ 5,049   $11,267    $ 5,370    $ 4,057    $ 3,510    $14,617    $   632
------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DEC. 31, 2001
Investment income ratio(1)           6.45%     3.38%    11.17%     2.50%      0.23%        --       0.30%      0.13%      0.38%
Expense ratio(2)                     1.40%     1.40%     1.40%     1.40%      1.40%      1.40%      1.40%      1.40%      1.40%
Total return(3)                      6.52%     1.61%     3.33%   (11.56%)   (17.53%)   (24.60%)   (24.81%)   (13.79%)   (14.71%)
------------------------------------------------------------------------------------------------------------------------------

                                              ECO       ESR        EGS        EGC        EST       EPG        EPI        EPT
                                            ----------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value                     $  1.22   $  1.08    $  1.49    $  0.99    $  1.05   $  1.26    $  1.08    $  1.40
------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit value                     $  1.19   $  0.82    $  1.29    $  0.88    $  1.08   $  1.16    $  0.84    $  0.92
Units (000s)                                     20       434        158        591        238     6,280         55        782
Net assets (000s)                           $    24   $   357    $   204    $   521    $   258   $ 7,290    $    47    $   717
------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DEC. 31, 2001
Investment income ratio(1)                     0.07%     0.06%      0.72%      0.61%      2.45%     1.62%      0.95%        --
Expense ratio(2)                               1.40%     1.40%      1.40%      1.40%      1.40%     1.40%      1.40%      1.40%
Total return(3)                               (2.46%)  (24.07%)   (13.42%)   (11.11%)     2.86%    (7.94%)   (22.22%)   (34.29%)
------------------------------------------------------------------------------------------------------------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,                                                      2001     2000     1999     1998     1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ESI(1) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period                           $1.38    $1.33    $1.33    $1.33    $1.24    $1.17   $1.00
Accumulation unit value at end of period                                 $1.47    $1.38    $1.33    $1.33    $1.33    $1.24   $1.17
Number of accumulation units outstanding at end of period (000 omitted)  8,923    9,498    8,127    5,689    2,544    1,377     414
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%    1.40%    1.40%    1.50%    1.50%

SUBACCOUNT EMS(1) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                           $1.24    $1.18    $1.15    $1.11    $1.07    $1.03   $1.00
Accumulation unit value at end of period                                 $1.26    $1.24    $1.18    $1.15    $1.11    $1.07   $1.03
Number of accumulation units outstanding at end of period (000 omitted)  8,409    4,421      941      749      231      241      132
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%    1.40%    1.40%    1.50%    1.50%
Simple yield(2)                                                          0.21%    4.52%    4.45%    3.24%    3.71%    3.26%    3.53%
Compound yield(2)                                                        0.21%    4.62%    4.55%    3.29%    3.78%    3.32%    3.59%

SUBACCOUNT EIA(3) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit value at beginning of period                           $0.90    $1.00    $1.00       --       --       --       --
Accumulation unit value at end of period                                 $0.93    $0.90    $1.00       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)  5,449      556        8       --       --       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%       --       --       --       --

SUBACCOUNT EMG(1) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                           $1.99    $2.07    $1.83    $1.60    $1.36    $1.18   $1.00
Accumulation unit value at end of period                                 $1.76    $1.99    $2.07    $1.83    $1.60    $1.36   $1.18
Number of accumulation units outstanding at end of period (000 omitted)  6,404    6,779    5,985    4,684    2,944    1,546     589
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%    1.40%    1.40%    1.50%    1.50%

SUBACCOUNT EGD(4) (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period                           $1.54    $1.72    $1.32    $1.05    $1.00       --       --
Accumulation unit value at end of period                                 $1.27    $1.54    $1.72    $1.32    $1.05       --       --
Number of accumulation units outstanding at end of period (000 omitted)  4,237    3,717    2,141    1,108       69       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%    1.40%    1.40%       --       --

SUBACCOUNT ECA(3) (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES I)
Accumulation unit value at beginning of period                           $1.26    $1.43    $1.00       --       --       --       --
Accumulation unit value at end of period                                 $0.95    $1.26    $1.43       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)  4,269    3,037       57       --       --       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%       --       --       --       --

SUBACCOUNT EIN(5) (INVESTING IN SHARES OF AIM V.I. INTERNATIONAL GROWTH FUND, SERIES I)
(PREVIOUSLY AIM V.I. INTERNATIONAL EQUITY FUND, SERIES I)
Accumulation unit value at beginning of period                           $1.29    $1.77    $1.16    $1.02    $1.00       --       --
Accumulation unit value at end of period                                 $0.97    $1.29    $1.77    $1.16    $1.02       --       --
Number of accumulation units outstanding at end of period (000 omitted)  3,616    3,510    3,074      866       57       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%    1.40%    1.40%       --       --

SUBACCOUNT EVA(5) (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES I)
(PREVIOUSLY AIM V.I. VALUE FUND, SERIES I)
Accumulation unit value at beginning of period                           $1.45    $1.72    $1.34    $1.03    $1.00       --       --
Accumulation unit value at end of period                                 $1.25    $1.45    $1.72    $1.34    $1.03       --       --
Number of accumulation units outstanding at end of period (000 omitted) 11,706   11,388    5,638    1,779       66       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%    1.40%    1.40%       --       --

SUBACCOUNT EDS(3) (INVESTING IN SHARES OF DREYFUS VIF DISCIPLINED STOCK PORTFOLIO)
Accumulation unit value at beginning of period                           $1.02    $1.13    $1.00       --       --       --       --
Accumulation unit value at end of period                                 $0.87    $1.02    $1.13       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)    725      843      135       --       --       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%       --       --       --       --

YEAR ENDED DEC. 31,                                                       2001     2000     1999     1998     1997     1996     1995
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ECO(3) (INVESTING IN SHARES OF DREYFUS VIF SMALL COMPANY STOCK PORTFOLIO)
Accumulation unit value at beginning of period                           $1.22    $1.14    $1.00       --       --       --       --
Accumulation unit value at end of period                                 $1.19    $1.22    $1.14       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)     20       20        1       --       --       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%       --       --       --       --

SUBACCOUNT ESR(3) (INVESTING IN SHARES OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARE CLASS)
Accumulation unit value at beginning of period                           $1.08    $1.23    $1.00       --       --       --       --
Accumulation unit value at end of period                                 $0.82    $1.08    $1.23       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)    434      423      123       --       --       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%       --       --       --       --

SUBACCOUNT EGS(3) (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA)
Accumulation unit value at beginning of period                           $1.49    $1.44    $1.00       --       --       --       --
Accumulation unit value at end of period                                 $1.29    $1.49    $1.44       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)    158      155        1       --       --       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%       --       --       --       --

SUBACCOUNT EGC(3) (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA)
Accumulation unit value at beginning of period                           $0.99    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                                 $0.88    $0.99    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)    591      680       34       --       --       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%       --       --       --       --

SUBACCOUNT EST(3) (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA)
Accumulation unit value at beginning of period                           $1.05    $1.04    $1.00       --       --       --       --
Accumulation unit value at end of period                                 $1.08    $1.05    $1.04       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)    238      268       44       --       --       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%       --       --       --       --

SUBACCOUNT EPG(6) (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                           $1.26    $1.18    $1.18    $1.00       --       --       --
Accumulation unit value at end of period                                 $1.16    $1.26    $1.18    $1.18       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)  6,280    6,616    4,302      239       --       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%    1.40%       --       --       --

SUBACCOUNT EPI(3) (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                           $1.08    $1.08    $1.00       --       --       --       --
Accumulation unit value at end of period                                 $0.84    $1.08    $1.08       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)     55      174        7       --       --       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%       --       --       --       --

SUBACCOUNT EPT(3) (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                           $1.40    $1.48    $1.00       --       --       --       --
Accumulation unit value at end of period                                 $0.92    $1.40    $1.48       --       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)    782      403        1       --       --       --       --
Ratio of operating expense to average net assets                         1.40%    1.40%    1.40%       --       --       --       --

(1) Operations commenced on Feb. 21, 1995.
(2) Net of annual contract administrative charge and mortality and expense risk fee.
(3) Operations commenced on Aug. 26, 1999.
(4) Operations commenced on Oct. 29, 1997.
(5) Operations commenced on Oct. 30, 1997.
(6) Operations commenced on Oct. 5, 1998.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP
January 28, 2002
Minneapolis, Minnesota

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Balance Sheets

December 31, (In thousands, except share amounts)                                                     2001           2000
Assets
Investments:
   Fixed maturities:
      Held-to-maturity, at amortized cost (fair value: 2000, $927,031)                             $       --    $  934,091
      Available-for-sale, at fair value (amortized cost: 2001, $3,282,893; 2000, $2,163,906)        3,302,753     2,068,487
   Common stocks                                                                                          344           880
   Mortgage loans on real estate                                                                      654,209       724,009
   Other investments                                                                                    2,400            --
                                                                                                   ----------    ----------
         Total investments                                                                          3,959,706     3,727,467
Cash and cash equivalents                                                                             260,214        34,852
Amounts due from brokers                                                                               41,705         1,316
Other accounts receivable                                                                               1,812           867
Accrued investment income                                                                              45,422        54,941
Deferred policy acquisition costs                                                                     217,923       198,622
Deferred income taxes, net                                                                             32,132        26,350
Other assets                                                                                            8,527        18,496
Separate account assets                                                                               708,240       589,310
                                                                                                   ----------    ----------
Total assets                                                                                       $5,275,681    $4,652,221
                                                                                                   ==========    ==========
Liabilities and Stockholder's Equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $3,765,679    $3,584,784
      Universal life-type insurance                                                                         3            10
   Policy claims and other policyholders' funds                                                         2,286         9,295
   Amounts due to brokers                                                                             225,127        24,387
   Other liabilities                                                                                   64,517         6,326
   Separate account liabilities                                                                       708,240       589,310
                                                                                                   ----------    ----------
         Total liabilities                                                                          4,765,852     4,214,112
                                                                                                   ----------    ----------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
      20,000 shares issued and outstanding                                                              3,000         3,000
   Additional paid-in capital                                                                         341,872       281,872
   Accumulated other comprehensive loss, net of tax:
      Net unrealized securities gains (losses)                                                         17,655       (62,097)
      Net unrealized derivative losses                                                                (26,304)           --
                                                                                                   ----------    ----------
         Total accumulated other comprehensive loss                                                    (8,649)      (62,097)
   Retained earnings                                                                                  173,606       215,334
                                                                                                   ----------    ----------
         Total stockholder's equity                                                                   509,829       438,109
                                                                                                   ----------    ----------
Total liabilities and stockholder's equity                                                         $5,275,681    $4,652,221
                                                                                                   ==========    ==========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Income

Years ended December 31, (In thousands)                                                  2001           2000           1999
Revenues
Net investment income                                                                 $271,718       $299,759      $322,746
Contractholder charges                                                                   5,998          6,865         6,069
Mortality and expense risk fees                                                         10,247          5,383         2,269
Net realized (loss) gain on investments                                                (89,920)           469         6,565
                                                                                       -------        -------       -------
   Total revenues                                                                      198,043        312,476       337,649
                                                                                       -------        -------       -------
Benefits and Expenses
Interest credited on universal life-type insurance and investment contracts            180,906        191,040       208,583
Amortization of deferred policy acquisition costs                                       45,494         47,676        43,257
Other operating expenses                                                                35,579         35,308        35,147
                                                                                       -------        -------       -------
   Total benefits and expenses                                                         261,979        274,024       286,987
                                                                                       -------        -------       -------
(Loss) income before income taxes                                                      (63,936)        38,452        50,662
Income tax (benefit) expense                                                           (22,208)        14,087        16,675
                                                                                       -------        -------       -------
Net (loss) income                                                                     $(41,728)      $ 24,365      $ 33,987
                                                                                      ========       ========      ========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Stockholder's Equity

                                                                                      Accumulated
                                                                                         other
                                                                       Additional    comprehensive                    Total
                                                           Capital       paid-in    income (loss),    Retained    stockholder's
For the three years ended December 31, 2001 (In thousands)  stock        capital      net of tax      earnings       equity
Balance, January 1, 1999                                  $ 2,000       $282,872     $  44,295      $ 156,982     $ 486,149
Comprehensive loss:
   Net income                                                  --             --            --         33,987        33,987
   Unrealized holding losses arising during the year,
      net of income tax benefit of $59,231                     --             --      (110,001)            --      (110,001)
   Reclassification adjustments for gains included in
      net income, net of income tax of $2,179                  --             --        (4,047)            --        (4,047)
                                                            -----        -------       -------        -------       -------
   Other comprehensive loss                                    --             --      (114,048)                    (114,048)
                                                            -----        -------       -------        -------       -------
   Comprehensive loss                                                                                               (80,061)
                                                                                                                    -------

Balance, December 31, 1999                                  2,000        282,872       (69,753)       190,969       406,088
Comprehensive income:
   Net income                                                  --             --            --         24,365        24,365
   Unrealized holding gains arising during the year,
      net of income taxes of ($4,812)                          --             --         8,937             --         8,937
   Reclassification adjustment
      for gains included in net income,
      net of income tax of $690                                --             --        (1,281)            --        (1,281)
                                                            -----        -------       -------        -------       -------
   Other comprehensive income                                  --             --         7,656             --         7,656
                                                            -----        -------       -------        -------       -------
   Comprehensive income                                                                                              32,021
   Change in par value of capital stock                     1,000         (1,000)           --             --            --
                                                            -----        -------       -------        -------       -------

Balance, December 31, 2000                                  3,000        281,872       (62,097)       215,334       438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Unrealized holdings gains arising
      on available-for-sale securities
      during the year, net of income taxes of $73,754          --             --       136,972             --       136,972
   Reclassification adjustment for losses
      on available-for-sale securities
      included in net loss, net of income tax benefit
      of $30,811                                               --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net losses,
      net of income tax benefit of $4,535                      --             --         8,422             --         8,422
                                                            -----        -------       -------        -------       -------
   Other comprehensive income                                                           53,448                       53,448
                                                            -----        -------       -------        -------       -------
   Comprehensive income                                                                                              11,720
   Capital contribution                                        --         60,000            --             --        60,000
                                                            -----        -------       -------        -------       -------
   Balance, December 31, 2001                             $ 3,000       $341,872    $   (8,649)     $ 173,606     $ 509,829
                                                          =======       ========    ==========      =========     =========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Cash Flows

Years ended December 31, (In thousands)                                                 2001            2000          1999
Cash flows from operating activities
Net (loss) income                                                                  $   (41,728)     $  24,365     $  33,987
   Adjustments to reconcile net (loss) income to net cash
   provided by (used in) operating activities:
      Change in accrued investment income                                                9,519          1,735         5,064
      Change in other accounts receivable                                                 (945)          (551)         (102)
      Change in deferred policy acquisition costs, net                                 (19,301)       (18,334)       16,191
      Change in other assets                                                            31,411         (9,960)           34
      Change in policy claims and other policyholders' funds                            (7,009)        (2,802)        4,708
      Deferred income tax (benefit) provision                                          (34,562)         7,029           711
      Change in other liabilities                                                        6,553        (11,110)       (7,064)
      Amortization of premium (accretion of discount), net                                (689)         2,682         2,315
      Net realized loss (gain) on investments                                           89,920           (469)       (6,565)
      Other, net                                                                        (7,796)          (233)       (1,562)
                                                                                        ------           ----        ------
         Net cash provided by (used in) operating activities                            25,373         (7,648)       47,717
                                                                                        ------         ------        ------
Cash flows from investing activities
Held-to-maturity securities:
   Maturities, sinking fund payments and calls                                              --         65,716        65,705
   Sales                                                                                    --          5,128         8,466
Available-for-sale securities:
   Purchases                                                                        (1,446,157)      (101,665)     (593,888)
   Maturities, sinking fund payments and calls                                         379,281        171,297       248,317
   Sales                                                                               803,034        176,296       469,126
Other investments:
   Purchases                                                                            (8,513)        (1,388)      (28,520)
   Sales                                                                                71,110         65,978        57,548
Change in amounts due from brokers                                                     (40,389)        (1,316)           --
Change in amounts due to brokers                                                       200,740           (828)      (29,132)
                                                                                       -------           ----       -------
      Net cash (used in) provided by investing activities                              (40,894)       379,218       197,622
                                                                                       -------        -------       -------
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                             779,626        398,462       299,899
   Surrenders and other benefits                                                      (779,649)      (926,220)     (753,821)
   Interest credited to account balances                                               180,906        191,040       208,583
Capital contribution                                                                    60,000             --            --
                                                                                       -------        -------       -------
   Net cash provided by (used in) financing activities                                 240,883       (336,718)     (245,339)
                                                                                       -------        -------       -------
Net increase in cash and cash equivalents                                              225,362         34,852            --
Cash and cash equivalents at beginning of year                                          34,852             --            --
                                                                                       -------        -------       -------
Cash and cash equivalents at end of year                                           $   260,214      $  34,852     $      --
                                                                                   ===========      =========     =========
Supplemental disclosures:
   Income taxes paid                                                               $        --      $  14,861     $  22,007
   Interest on borrowings                                                                   15          1,073         2,187

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes to Consolidated Financial Statements
(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. The Company also wholly-owns American Enterprise REO 1, LLC.

The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities and variable universal life insurance are offered as well. The Company distributes its products primarily through financial institutions and unbranded independent financial advisors.

Revenue recognition
Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of mortality and expense risk fees over the costs of guaranteed benefits provided. Contractholder charges include policy fees and surrender charges.

Profits on variable universal life insurance are the excess of contractholder charges, mortality and expense risk fees and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs and other expenses. Contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. Mortality and expense risk fees are received from the variable life insurance separate accounts.

Basis of presentation
The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- securities
Debt securities that the Company has both the positive intent and the ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. All other debt securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of deferred income taxes. When evidence indicates there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings.

The Company's investment portfolio contains structured investments, including Collateralized Debt Obligations (CDOs) (obligations that are primarily backed by high-yield bonds), which are not readily marketable. The carrying values of these investments are based on cash flow projections and, as such, these values are subject to change. If actual cash flows are less than projected, losses would be recognized; increases in cash flows would be recognized over future periods.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Investments -- mortgage loans on real estate
Mortgage loans on real estate are carried at amortized cost less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for losses. The reserve for losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Cash and cash equivalents
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using the interest method.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, persistency rates, maintenance expense levels and, for variable annuities, separate account performance. Actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key prospective assumptions underlying the amortization models. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2001 and 2000, unlocking adjustments resulted in a net increase in amortization of $1,900 and $1,500 respectively. Net unlocking adjustments in 1999 were not significant.

In amortizing deferred policy acquisition costs associated with variable annuities, the Company assumes contract values will appreciate at a specified long-term annual rate. The Company may project near-term appreciation at a different rate in order to maintain the long-term rate assumption.

Liabilities for future policy benefits
Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life. Risk not retained is reinsured with other life insurance companies on a yearly renewable term basis. The Company retains all accidental death benefit and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Accounting developments
In July 2000, the Financial Accounting Standards Board's (FASB) Emerging Issues Task Force issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain structured securities. Although there was no significant impact resulting from the adoption of Issue 99-20, the Company holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 on January 1, 2001, resulted in a cumulative after-tax reduction to other comprehensive income of $34,726. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133, that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 8 for further discussion of the Company's derivatives and hedging activities.

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity to reclass all its held-to-maturity investments to available-for-sale.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

2. INVESTMENTS
Securities
Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $934,091 and net unrealized losses of $7,060 to available-for-sale as of January 1, 2001.

The following is a summary of securities available-for-sale at December 31,
2001:
                                                                                          Gross         Gross
                                                                        Amortized      unrealized    unrealized       Fair
                                                                          cost            gains        losses         value
Fixed maturity securities:
   U.S. Government agency obligations                                 $    3,444       $   130        $    45    $    3,529
   State and municipal obligations                                         2,250            18             --         2,268
   Corporate bonds and obligations                                     1,806,644        43,487         34,140     1,815,991
   Mortgage-backed securities                                          1,470,555        18,528          8,118     1,480,965
                                                                       ---------        ------          -----     ---------
Total fixed maturity securities                                       $3,282,893       $62,163        $42,303    $3,302,753
                                                                      ==========       =======        =======    ==========
Common stocks                                                         $      172       $   172        $    --    $      344
                                                                      ==========       =======        =======    ==========

The amortized cost and fair value of fixed maturity securities at December 31, 2001 by contractual maturity are as follows:

                                                          Amortized        Fair
                                                            cost           value
Due within one year                                     $  126,891   $   129,298
Due from one to five years                                 627,515       651,371
Due from five to ten years                                 822,833       822,586
Due in more than ten years                                 235,099       218,533
Mortgage-backed securities                               1,470,555     1,480,965
                                                         ---------     ---------
   Total                                                $3,282,893    $3,302,753
                                                        ==========    ==========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The following is a summary of held-to-maturity and available-for-sale securities at December 31, 2000:

                                                                                        Gross           Gross
                                                                        Amortized     unrealized     unrealized       Fair
Held-to-maturity                                                           cost          gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                   $  6,949       $    26        $    55      $  6,920
   State and municipal obligations                                         2,101             1             --         2,102
   Corporate bonds and obligations                                       773,630         9,876         17,470       766,036
   Mortgage-backed securities                                            151,411           801            239       151,973
                                                                         -------           ---            ---       -------
Total fixed maturity securities                                         $934,091       $10,704        $17,764      $927,031
                                                                        ========       =======        =======      ========

                                                                                        Gross           Gross
                                                                       Amortized      unrealized     unrealized       Fair
Available-for-sale                                                        cost           gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                 $    5,154       $   284       $     --    $    5,438
   State and municipal obligations                                         2,250             5             --         2,255
   Corporate bonds and obligations                                     1,319,781        19,103        123,865     1,215,019
   Mortgage-backed securities                                            836,721        10,780          1,726       845,775
                                                                         -------        ------          -----       -------
Total fixed maturity securities                                       $2,163,906       $30,172       $125,591    $2,068,487
                                                                      ==========       =======       ========    ==========
Common stocks                                                         $      996       $    --       $    116    $      880
                                                                      ==========       =======       ========    ==========

At December 31, 2001, bonds carried at $3,444 were on deposit with various states as required by law.

At December 31, 2001, fixed maturity securities comprised approximately 83 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $311 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                     2001           2000
Aaa/AAA                                                $1,597,815   $   998,333
Aaa/AA                                                         --         1,000
Aa/AA                                                      46,747        34,535
Aa/A                                                       58,419        59,569
A/A                                                       401,604       367,643
A/BBB                                                     145,261       121,028
Baa/BBB                                                   890,603       989,301
Baa/BB                                                     40,316        67,156
Below investment grade                                    102,128       459,432
                                                          -------       -------
Total                                                  $3,282,893    $3,097,997
                                                       ==========    ==========

At December 31, 2001, approximately 93 percent of the securities rated Aaa/AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

During the years ended December 31, 2000 and 1999, fixed maturities classified as held-to-maturity were sold with amortized cost of $5,128 and $8,466, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

Available-for-sale securities were sold during 2001 with proceeds of $803,034 and gross realized gains and losses of $18,575 and $105,929 respectively. Available-for-sale securities were sold during 2000 with proceeds of $176,296 and gross realized gains and losses of $3,488 and $1,516, respectively. Available-for-sale securities were sold during 1999 with proceeds of $469,126 and gross realized gains and losses of $10,374 and $4,147 respectively.

The net unrealized gain (loss) on available-for-sale securities as of December 31, 2001 and 2000, was $20,032 and ($95,535), respectively, with the $115,567 change, net of taxes, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2001. For the year ended December 31, 2000 the change in net unrealized losses on available-for-sale securities was a decrease of $11,777. For the year ended December 31, 1999 the change in net unrealized gain on available-for-sale securities was a decrease of $175,458.

During 2001, the Company recorded pretax losses of $90,151 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with the Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Consolidated Statements of Income, approximately $83,663 of these losses are included in Net realized (losses) gains on investments and approximately $6,488 are included in Net investment income.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

During 2001, the Company placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $53,615, into a securitization trust. In return, the company received $7,108 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46,507. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

There was no cash flow related to this transaction other than the receipt of the initial $7,108. Cash flows on the assets sold to investors and retained interests are not scheduled to begin until March 31, 2002 in accordance with governing documents.

Fair values of security investments represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

Mortgages loans on real estate
At December 31, 2001, approximately 17 percent of the Company's invested assets were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                                                            December 31, 2001            December 31, 2000
                                                                        On balance       Funding     On balance       Funding
Region                                                                     sheet       commitments      sheet       commitments
South Atlantic                                                          $161,912        $1,940       $172,349          $--
Middle Atlantic                                                           93,771            --        106,376           --
East North Central                                                       114,292            --        122,354           --
Mountain                                                                  81,520            27        100,208           --
West North Central                                                       106,432            --        110,669           --
New England                                                               34,896            --         39,877           --
Pacific                                                                   31,836            --         38,559           --
West South Central                                                        27,421            --         30,172           --
East South Central                                                         6,361            --          6,749           --
                                                                         -------         -----        -------         ----
                                                                         658,441         1,967        727,313           --
Less reserves for losses                                                   4,232            --          3,304           --
                                                                         -------         -----        -------         ----
Total                                                                   $654,209        $1,967       $724,009          $--
                                                                        ========        ======       ========         ====

                                                                            December 31, 2001            December 31, 2000
                                                                        On balance       Funding     On balance       Funding
Property type                                                              sheet       commitments      sheet       commitments
Department/retail stores                                                $179,890        $   --       $214,927          $--
Apartments                                                               143,430         1,940        152,906           --
Office buildings                                                         185,925            --        191,767           --
Industrial buildings                                                      72,745            --         80,330           --
Hotels/Motels                                                             37,569            --         41,977           --
Medical buildings                                                         28,360            --         29,173           --
Nursing/retirement homes                                                   2,787            --          6,471           --
Mixed use                                                                  7,735            27          9,762           --
                                                                         -------         -----        -------         ----
                                                                         658,441         1,967        727,313           --
Less reserves for losses                                                   4,232            --          3,304           --
                                                                         -------         -----        -------         ----
Total                                                                   $654,209        $1,967       $724,009          $--
                                                                        ========        ======       ========         ====

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2001, 2000 and 1999, the Company's recorded investment in impaired loans was $3,632, $9,014 and $5,200, respectively, with reserves of $835, $500 and $1,250, respectively. During 2001, 2000 and 1999, the average recorded investment in impaired loans was $6,394, $4,684 and $5,399, respectively.

The Company recognized $271, $221 and $136 of interest income related to impaired loans for the years ended December 31, 2001, 2000 and 1999, respectively.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The following table presents changes in the reserve for mortgage loan losses:

                                                                                          2001          2000           1999
Balance, January 1                                                                      $3,304        $ 6,650       $ 8,500
Provision (reduction) for mortgage loan losses                                             928         (3,346)       (1,850)
                                                                                           ---         ------        ------
Balance, December 31                                                                    $4,232        $ 3,304       $ 6,650
                                                                                        ======        =======       =======

Sources of investment income and realized (losses) gains on investments Net investment income for the years ended December 31 is summarized as follows:

                                                                                         2001           2000          1999
Interest on fixed maturities                                                          $211,920       $237,201      $265,199
Interest on mortgage loans                                                              54,723         59,686        63,721
Interest on cash equivalents                                                                43          1,136           534
Other                                                                                    6,455          5,693        (1,755)
                                                                                         -----          -----        ------
                                                                                       273,141        303,716       327,699
Less investment expenses                                                                 1,423          3,957         4,953
                                                                                         -----          -----         -----
Total                                                                                 $271,718       $299,759      $322,746
                                                                                      ========       ========      ========

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:

                                                                                         2001            2000          1999
Available-for-sale securities                                                         $(85,147)       $(2,877)       $4,715
Mortgage loans on real estate                                                           (4,773)         3,346         1,850
                                                                                        ------          -----         -----
Total                                                                                 $(89,920)       $   469        $6,565
                                                                                      ========        =======        ======

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax (benefit) expense for the years ended December 31 consists of the following:

                                                                                         2001           2000           1999
Federal income taxes:
   Current                                                                            $ 11,803        $ 6,170       $15,531
   Deferred                                                                            (34,562)         7,029           711
                                                                                       -------          -----           ---
                                                                                       (22,759)        13,199        16,242
State income taxes-current                                                                 551            888           433
                                                                                           ---            ---           ---
Income tax expense                                                                    $(22,208)       $14,087       $16,675
                                                                                      ========        =======       =======

Income tax (benefit) expense differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                     2001                         2000                         1999
                                             Provision    Rate             Provision   Rate            Provision    Rate
Federal income taxes based on
   the statutory rate                       $(22,378)     (35.0%)         $13,458        35.0%          $17,731       35.0%
Tax-excluded interest and dividend income         (3)        --                (4)         --               (14)        --
State taxes, net of federal benefit              358        0.6               578         1.5               281        0.5
Other, net                                      (185)      (0.3)               55         0.1            (1,323)      (2.6)
                                                ----       ----                --         ---            ------       ----
Total income taxes                          $(22,208)     (34.7%)         $14,087        36.6%          $16,675       32.9%
                                            ========      =====           =======        ====           =======       ====

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

Deferred income tax assets:                                                                             2001           2000
Policy reserves                                                                                       $46,263       $40,242
Unrealized losses on investments                                                                       47,560        31,441
Other                                                                                                   4,009         6,208
                                                                                                        -----         -----
Total deferred income tax assets                                                                       97,832        77,891
                                                                                                       ------        ------
Deferred income tax liabilities:
Deferred policy acquisition costs                                                                      58,688        51,541
Investments                                                                                             7,012            --
                                                                                                       ------        ------
Total deferred income tax liabilities                                                                  65,700        51,541
                                                                                                       ------        ------
Net deferred income tax assets                                                                        $32,132       $26,350
                                                                                                      =======       =======

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. The Company had a statutory unassigned deficit of $41,371 as of December 31, 2001 and a statutory unassigned surplus of $31,508 as of December 31, 2000. Any dividend distributions in 2002 would require approval by the Insurance Department of the State of Indiana.

Statutory net (loss) income for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

                                                                                        2001            2000          1999
Statutory net (loss) income                                                           $(81,461)      $(11,928)     $ 15,241
Statutory capital and surplus                                                          303,501        315,930       343,094
                                                                                       -------        -------       -------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The state of Indiana has adopted the provisions of the revised manual without modification. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44,786 to the Company's statutory-basis capital and surplus as of January 1, 2001.

5. RELATED PARTY TRANSACTIONS
The Company has purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $7,020 and $6,489 at December 31, 2001 and 2000, respectively. The interest rate swaps had a carrying amount of $28,868 and $nil at December 31, 2001 and 2000, respectively. See Notes 8 and 9 for additional disclosure.

The Company has no employees. Charges by IDS Life for the use of joint facilities, marketing services and other services aggregated $34,681, $45,191 and $38,931 for the years ended December 31, 2001, 2000 and 1999, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2001 and 2000 are $28,919 and $9,944, respectively, payable to and receivable from IDS Life for federal income taxes.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2001 or 2000.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, both state and federal courts gave preliminary approval to the proposed settlement and AEFC mailed notices to all of the over two million class members. In May 2001, the courts entered orders approving the settlement. The orders became final in August 2001 and in October 2001 the settlement was implemented. The anticipated costs of settlement remain unchanged from prior years.

The settlement as approved provides for release by class members of all insurance and annuity market conduct claims dating back to 1985. Some class members opted out of the settlement and therefore did not release their claims against AEFC or the Company. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC or the Company. Most of their claims have been settled.

At December 31, 2001, the Company had no commitments to purchase investments other than to fund mortgage loans (see Note 2).

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

8. DERIVATIVE FINANCIAL INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. The Company does not enter into derivative instruments for speculative purposes. As prescribed per SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as a cash flow hedge, fair value hedge, or a hedge of a net investment in a foreign operation, based upon the exposure being hedged.

The Company currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133. For the year ended December 31, 2001, the net effect on earnings of accounting for the net changes in fair value of the following undesignated derivatives under SFAS No. 133 compared with prior rules was not significant.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are primarily used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The fair value of the interest rate caps and floors are included in Other assets. The fair value of the interest rate swaps is included in Other liabilities. Changes in value of the derivatives are included in Other operating expenses. The derivatives expire at various dates between 2002 and 2006.

9. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                  2001                         2000
                                                                       Carrying         Fair         Carrying        Fair
Financial Assets                                                         value          value          value         value
Fixed maturities:
   Held-to-maturity securities                                        $       --    $       --     $  934,091    $  927,031
   Available-for-sale securities                                       3,302,753     3,302,753      2,068,487     2,068,487
Common stocks                                                                344           344            880           880
Mortgage loans on real estate                                            654,209       684,566        724,009       740,992
Derivative financial assets                                                7,354         7,354          8,526        13,599
Cash and cash equivalents                                                260,214       260,214         34,852        34,852
Separate account assets                                                  708,240       708,240        589,310       589,310
                                                                         -------       -------        -------       -------
Financial Liabilities
Future policy benefits for fixed annuities                            $3,745,846    $3,668,111     $3,567,085    $3,480,270
Derivative financial liabilities                                          28,868        28,868             --        51,369
Separate account liabilities                                             708,240       685,607        589,310       567,989
                                                                         -------       -------        -------       -------

At December 31, 2001 and 2000, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $19,833 and $17,699, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2001 and 2000. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2001 and 2000.

At December 31, 2001 and 2000, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $281 and $nil, respectively.

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437

                                                                  43415 E (5/02)